Exhibit 10.2

Exhibit A – Confirmation Letter

GOLDRICH MINING COMPANY
3412 South Lincoln Drive
Spokane, WA 99203-1650

Effective Date, Time and Location (City, Country):

To whom it may concern:

Re: Gold Forward Sales Contract Confirmation Letter

This Confirmation Letter sets forth the specifics relating to that certain Gold Forward Sales Contract attached hereto governing the purchase and sale of gold to be recovered by or on behalf of the undersigned from Designated Properties owned or controlled by the undersigned and to be delivered to the Delivery
Point or Points and the Delivery Date or Dates for the consideration hereinafter specified.

Purchaser:

Name:

Address:

Telephone No.:

Fax No.:

Email Address:

Prepaid Price:

Delivery Point(1) :

Delivery Date:		November 30, 2011

Required
Delivery
Quantity(2) :

(1) Pursuant to the Gold Forward Sales Contract, delivery costs to any Delivery Point outside of Fairbanks, Alaska will be paid by the Purchaser.

(2) To be completed by Seller based on the Prepaid Price and the Initial Index Price pursuant to the terms of the Gold
Forward Sales Contract. Initial Index Price will be based on the date, time and location this Confirmation Letter is signed by the Purchaser, as completed above, unless the Prepaid Price is not actually received by the Seller within 5 business days of such date; in which case the Seller, at its sole discretion, has the option to adjust the Required Quantity of Gold to that quantity of Gold that can be purchased with the Prepaid Price based on the Initial Index Price on the date such Prepaid Price is actually received in full by the Seller.

All gold delivered pursuant to this contract will be recovered from the following location, referred to in the Gold Forward Sales Contract attached hereto as the Designated Lands: See Exhibit B, attached hereto and incorporated herein by reference.

Purchaser	Seller

GOLDRICH MINING COMPANY

By:	By: _______________________________

STATE OF	)
: ss
)
I,	, a Notary Public for the State of
________________ ,	do hereby certify that ____________________________________ , personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged and swore that the statements set forth in the foregoing instrument are true and correct and that he/she signed and delivered the said instrument as his/her free and voluntary act and deed, for the uses and purposes therein set forth.
Given under my hand and official seal, this ______________ day of 2009.

Notary Public in and for the State of

My commission expires:

STATE OF	)
: ss
)
I,	, a Notary Public for the State of
________________ ,	do hereby certify that ____________________________________ , personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged and swore that the statements set forth in the foregoing instrument are true and correct and that he/she signed and delivered the said instrument as his/her free and voluntary act and deed, for the uses and purposes therein set forth.
Given under my hand and official seal, this ______________ day of 2009.

Notary Public in and for the State of

My commission expires

Appendix A – Subscription Agreement

Appendix B – Wire Instructions